                      UNITED STATES DEPARTMENT OF TRANSPORTATION
                           FEDERAL AVIATION ADMINISTRATION
                                    CENTRAL REGION


----------------------------------------

In the Matter of:

Alleged Violations of 49 U.S.C. 40101, ET. SEQ.    FAA Docket 96CE010020, ET AL.
and Title 14, C.F.R., Parts 43, 119, 135, and 121
by Great Lakes Aviation, Ltd.

----------------------------------------


                                    CONSENT ORDER

WHEREAS, Great Lakes Aviation, Ltd. (hereinafter referred to as the Respondent or GLA) at all times pertinent hereto engaged in air transportation under Parts 119, 121, and 135 of the Federal Aviation Regulations (FAR) [14 C.F.R. 1.1, ET. SEQ.] and has been issued Air Carrier Certificate No. GLBA031A.

WHEREAS, Respondent ceased operations in air transportation at 11:30 p.m. (CDT), May 16, 1997 until such time as approval to recommence operations is received from appropriate Federal Aviation Administration (FAA) representatives, pursuant to an interim agreement with the FAA entered into on May 16, 1997. Said agreement contemplates that the parties would subsequently enter into this Consent Order.

WHEREAS, the Federal Aviation Administration has alleged that Respondent has engaged in certain violations of 49 U.S.C. 40101, ET. SEQ., and Parts 43, 119, 135, and 121 of the Federal Aviation Regulations, as more particularly summarized in Notices of Proposed Civil Penalty in FAA Dockets, Nos. 95CE010042, 96CE010023, 96CE010027, 96CEO10033, 96CE010044, 97CEO10008, 97CE010013,
97CE010026, and 97NM030009; FAA Case Nos. 96GL720023 and 96GL740024; and as set
forth in Attachment "A" hereto.

WHEREAS, Respondent disputes that it committed the violations alleged by the FAA.

WHEREAS, the FAA has identified certain corrective actions which Respondent has agreed to implement to assure future compliance with 49 U.S.C. 40101, ET. SEQ., and the Federal Aviation Regulations.

WHEREAS, the FAA and Respondent desire to settle the above-referenced cases based upon the terms and conditions of this Consent Order.

NOW, THEREFORE, it is agreed between the parties and Ordered as follows:

1. Respondent shall not recommence operations in air transportation until such time as it demonstrates to the satisfaction of the FAA that it has sufficient equipment, including airworthy aircraft and spare parts, qualified and trained personnel, manuals, systems, procedures, and financial resources to safely conduct operations. The FAA may authorize the company to engage in certain limited operations under such terms and conditions as it may, in its discretion, prescribe.

2. Without admitting any violation of 49 U.S.C. 40101, ET. SEQ. or regulations issued thereunder (14 C.F.R. 1.1, ET. SEQ.), Respondent agrees to pay the sum of $1,000,000 as a civil penalty compromise in settlement of all civil penalties that have been or could have been assessed administratively or judicially for the violations of 49 U.S.C. 40101, ET. SEQ. or the FAR (49 U.S.C. 1.1 ET. SEQ.) as alleged in the cases identified above and in Attachment "A" hereto. The civil penalty compromise shall be paid as follows:

    a. The sum of $100,000 immediately upon execution of this Consent Order; $50,000 on September 1, 1997; $50,000 on December 1, 1997; $50,000 on March 1,
1998, and $50,000 on June 1, 1998. The civil penalty compromise payments shall be in the form of a check or money order payable to the Federal Aviation Administration.

    b. Payment of the remaining $700,000 is suspended for the period of 12 calendar months from the date of this Consent Order and shall be forgiven provided Respondent complies with all the terms and conditions of this Consent Order.

    c. Failure by respondent to pay the civil penalty compromise, or any portion thereof, shall subject Respondent to an assessment of interest, penalty, and collection charges under the Federal Debt Collection Act (28 U.S.C. Section 3001, ET. SEQ.), and such other enforcement remedies available to the United States for its failure to comply with this Consent Order.

3. In further consideration, and as an express condition of the suspension of a portion of the civil penalty compromise described above, Respondent agrees to do the following to the satisfaction of the Administrator, Federal Aviation
Administration:

    a. Prior to being put back into revenue service, each aircraft utilized in air transportation will be inspected, to the FAA's satisfaction, to confirm and certify its airworthiness by making the appropriate maintenance record entry. The Administrator shall be notified by Respondent of the time and place and shall be afforded a reasonable opportunity to witness each inspection. Unless otherwise agreed by the parties, each inspection shall be performed at Spencer, Iowa.

    b. Prior to resuming revenue service the company will revise its approved maintenance program as defined by the FAA's certificate management team in the following manner:

         (1)  BE-1900C/D's - (i)   Reduce detailed inspections 1D through 10D
                                   from 150 hours to 120 hours.

                             (ii) Reduce gear swing inspections from 1200 hours to 800 hours.

                             (iii) Reduce Service Check Inspections from 75
                                   hours to 50 hours.

         Respondent may request approval of an extension of these inspection intervals based upon service experience.

         (2) Any maintenance deferral not listed in manufacturer's maintenance manual must have FAA approval. On or before 30 days after the date of this Consent Order, Respondent may submit a list of maintenance deferral items for pre-approval by the FAA. Thereafter, Respondent will not be required to obtain prior FAA approval to defer approved items contained on the list.

         (3) Remove procedures from General Maintenance Manual which requires non-certificated mechanics to sign for maintenance performed.

         (4)  Establish procedures for airworthiness release record retention.

         (5) Identify in the General Maintenance Manual, each maintenance base, the type of work performed at each base and the minimum staffing at each base. This staffing will include at least one qualified avionics person at each base.

         (6) Establish aircraft parts cannibalization procedures in the General Maintenance Manual.

    c. Within 48 hours of the signing of this Order, appoint a Director of Maintenance acceptable to the FAA.

    d. On or before June 15, 1997, implement its company-wide Internal Audit Program and provide its initial goals to the FAA. Thereafter, Respondent shall make its internal audit goals, changes to the Internal Audit Program, and Summary of Internal Audit Reports available to the Manager, Des Moines Flight Standards District Office (FSDO), at least monthly. The Des Moines FSDO may, in its discretion, authorize Respondent to file these reports quarterly rather than monthly.

    e. On or before June 15, 1997, develop and submit for FAA approval a plan to assure that it maintains adequate numbers of maintenance personnel and spare parts to properly maintain its aircraft utilized in air transportation. As a minimum, the General Maintenance Manual shall incorporate a list of the personnel at each maintenance base.

The list shall be updated each time there is a change in the number of personnel at each maintenance base.

    f. On or before July 1, 1997, develop and implement an internal audit program, as a subset of the company-wide Internal Audit Program, which specifically addresses the adequacy and effectiveness of the maintenance training program. The internal audit program will include a provision to spot check that maintenance and inspection records reflect the work that was actually performed. The program will also include provisions for immediate retraining of individuals whose deficiencies are identified by the continuous audit program.

    g. On or before July 1, 1997, develop and submit for FAA approval material changes to Respondent's aircraft maintenance training program to strengthen the quality of training for maintenance personnel and assure that maintenance personnel are adequately trained to properly accomplish their assigned duties. Prior to use, all maintenance personnel must be trained on new and/or revised maintenance procedures and practices. This training shall be validated and documented by GLA. This program will ensure the following specifics:

         (1) Individuals authorized to perform inspection of Required Inspection Items (R11) are properly trained and their training and competency is validated and documented by the company.

         (2) Establish a formalized training program for maintenance controllers and re-train controller workforce on the carriers GOM, GMM, CAMP, and MEL Deferral.

         (3) Initial and Recurrent Maintenance Training programs will be developed and implemented to ensure that maintenance personnel are fully capable and competent to accomplish their assigned duties. Training programs will be constructed so as to promote the continued education of all maintenance personnel. All training will be validated and documented by the company.

    h. On or before July 1, 1997, re-evaluate and fully implement its Continuous Analysis and Surveillance (CAS) Program and provide reports of all CAS meetings to the Manager, Des Moines FSDO. Issues addressed by this program will include but not be limited to:

         (1)  Maintenance Scheduling
         (2)  Maintenance Control
         (3)  Accountability of work forms
         (4)  Accountability of maintenance training forms
         (5)  Conformance to Technical Instructions
         (6)  Compliance with all GLA's Manuals (GOM, GMM, etc.)

Deficiencies and adverse trends identified by this program will be immediately addressed by the company. The Des Moines FSDO will be immediately informed of the deficiencies, adverse trends and corrective actions.

    i. On or before July 1, 1997, develop and submit for FAA approval an operational plan to assure that its maintenance personnel have adequate time to accomplish maintenance of airplanes utilized in air transportation in accordance with Respondent's General Maintenance Manual and Continuous Airworthiness Maintenance Programs.

    j. On or before July 1, 1997, establish a maintenance organizational structure and quality control system acceptable to the FAA to strengthen oversight of all aircraft maintenance activities.

    k. On or before June 15, 1997, confirm the appointment of a Director of Safety who shall report to the Chief Executive Officer of the company. The duties of the Director of Safety shall be as described in the company's Flight Operations Manual. THE DIRECTOR OF SAFETY SHALL BE ASSIGNED NO OTHER DUTIES.

    l. On or before June 15, 1997, develop and implement a program, acceptable to the FAA, which assures completeness and accuracy of weight and balance calculations for all aircraft utilized in air transportation.

    m. On or before June 15, 1997, develop and implement a program acceptable to the FAA which assures accurate entries on aircraft maintenance records by flight crew members.

    n. On or before July 1, 1997, evaluate and submit for FAA approval modified operational training programs to implement a quality control system that monitors the entire training process including students, instructors and evaluators. That system will ensure the following:

         (1) Individual pilot training records will be reviewed prior to proficiency checks to ensure the applicant is properly prepared and weak areas are recognized.

         (2) Unsatisfactory areas identified during flight evaluations and those items for which retraining is accomplished during a flight evaluation will be documented and training actions implemented to correct any adverse trends that were noted.

         (3) Company-established Air Crew Program Manager positions are appropriate staffed and that vacancies in those positions do not exceed 30 calendar days.

         (4) A system is developed and implemented that requires at least two levels of review of individual training records of all personnel to ensure that required training and proficiency checks have taken place, are adequately documented and that each individual is properly trained and qualified.

         (5) Develop and implement a program for routine monitoring of flight instructor and flight evaluator activities. The program must provide for feedback from students concerning the quality of training presented.

         (6) Training programs will be modified to emphasize proper pre-flight and post-flight procedures on the part of the flight crew to ensure that mechanical problems are immediately recognized and properly reported to maintenance personnel.

    o. Utilize the Bomemann Computer System or a similar system for the purposes of tracking individual training, crew duty, scheduling, dispatch, Minimum Equipment List (MEL) activities and other pertinent data. This system must be operational by October 1, 1997.

4. Respondent understands that the FAA will review its procedures and operations and conduct such inspections as may be appropriate to determine compliance with the terms of this Consent Order. The FAA will advise Respondent of any discrepancies found during the inspections and will advise Respondent of the period of time it has to cure each discrepancy.

5. In the event Respondent fails to comply with any provisions of this Consent Order within 12 months from its date, Respondent shall be in default and the following provisions shall apply:

    a. The FAA may provide notice of such default to Respondent, in which case Respondent will have 10 days from receipt of such notice to cure the default. The terms of this Consent Order do not relieve Respondent of its obligation to comply with all of the requirements of the Federal Aviation Regulations at all times.

    b. If Respondent fails to cure any default within 10 days of receipt of the notice referenced in subparagraph 5a above, the Administrator may, in his sole discretion, demand immediate payment of the amount of the civil penalty compromise deferred under paragraph 2b above.

    c. In the event no notice of default is served on Respondent within 12 calendar months after the date of execution of this Consent Order, the portion of the civil penalty suspended under paragraph 2b, above, shall be forgiven.

    d. Respondent hereby waives any rights to appeal or otherwise seek judicial or administrative review of this Consent Order. However, both parties retain the right to judicially enforce its provisions. The determination by the FAA whether Respondent has complied with the terms of this Consent Order shall be made by the Administrator of the FAA, is final, and shall not be subject to further review by any court or administrative tribunal.

    e. The FAA agrees that it will not unreasonably withhold or delay the grant of any approval required by or to carry out the terms of this Consent Order.

    f. It is understood by the parties that at any time programs, manuals, or other documents required pursuant to this Consent Order for FAA review, the applicable deadline for submission of the final version of such documents shall be suspended until the FAA review is complete and Respondent is so notified by the FAA.

    g. The FAA and Respondent agree that although no finding of violation is made as a result of the issuance of this Consent Order, the Administrator may consider the allegations referenced or contained in this Consent Order and in the Enforcement Investigative Reports referred to in Attachment "A" as a violation history for the purpose of any future legal enforcement action rising from violations of the Federal aviation etiquette (49 U.S.C. 44101, ET SEQ) or the Federal Aviation Regulations, by Respondent.

6.  Notices required under this Consent Order shall be served as follows:

    a.   Notices to Respondent shall be served on:

              Mr. Douglas G. Voss
              Agent for Service and CEO
              Great Lakes Aviation, Ltd.
              1965 330th Street
              Spencer, IA  51301

    b. Except as provided elsewhere in this Consent Order, notices and other documents to the FAA shall be served on:

              John C. Curry
              Assistant Chief Counsel
              Central Region
              Federal Aviation Administration ACE-7
              601 E. 12th Street
              Kansas City, MO  64106

7. This Consent Order is in full settlement of any civil penalties for violations of 49 U.S.C. 40101, ET. SEQ., and the Federal Aviation Regulations (14 C.F.R. 1.1. ET SEQ.), which the Respondent may have committed as a result of its operations occurring on or before May 16, 1997.

8. This Consent Order is issued pursuant to the authority contained in 49 U.S.C. 46101, ET. SEQ. and 14 C.F.R. 13.13.

Entered into this 23rd day of May, 1997.



/s/ John C. Curry                 /s/ Douglas G. Voss
-------------------------         -------------------------
John C. Curry                     Mr. Douglas G. Voss
Assistant Chief Counsel           Chief Executive Officer
Central Region                    Great Lakes Aviation, Ltd.
Federal Aviation Administration   1965 330th Street
601 E. 12th Street                Spencer, IA  51310
Kansas City, MO  64106

                                    CONSENT ORDER
                              GREAT LAKES AVIATION, LTS.
                          FAA DOCKET NO. 96CE010020, ET. AL.
                                    ATTACHMENT "A"

Take notice that:

1. Great Lakes Aviation, Ltd. (GLA) is, and at all times pertinent hereto, was the holder of Air Carrier Certificate Number GLBA031A.

2. Each and every aircraft referred to hereinafter was utilized by GLA in operations and in air transportation under PARTS 121 and/or 135 of the Federal Aviation Regulations.

3. This office is in receipt of an investigative report in which it is alleged that GLA violated the Federal Aviation Regulations by reason of the following circumstances.

                                DOCKET NO. 96CE010020

1. GLA performed routine maintenance and scheduled inspections on EMB-120 aircraft at its maintenance sub base at Raleigh-Durham International Airport, NC (RDU), and returned said aircraft to service using maintenance personnel that were untrained, unqualified, and unauthorized to perform such maintenance and/or inspections, and to return such aircraft to service.

2.  The report of investigation also establishes that Required Inspection Items
    (RII) that had been inspected by personnel that were not qualified and/or authorized to accomplish such inspections.

3. The report of investigation further establishes that between October 1, 1995, and December 13, 1995, the aircraft returned to service by GLA at the RDU sub base by the subject mechanics were subsequently operated in an unairworthy condition on numerous flights as described with more particularity below.

Paragraphs 4-14, reserved

15. A review of GLA's RDU aircraft maintenance records revealed that between October 26, 1995, and December 12, 1995, Lopez performed maintenance on the EMB-120, N128AM, and approved it for return service on approximately 25 occasions for which he was not trained and authorized to do.

16. From November 5, 1995, through December 7, 1995, Lopez performed maintenance on the EMB-120, N129AM, and approved for return to service on approximately 32 occasions for which he was not trained and authorized to do.

17. From November 3, 1995, through November 16, 1995, Lopez performed maintenance on the Beech 1900, N169GL, and approved it for return to service on approximately 4 occasions for which he was not trained and authorized to do.

18. From October 27, 1995, through December 12, 1995, Lopez performed maintenance on the Beech 1900, N55782, and approved it for return service on approximately 14 occasions for which he was not trained and authorized to do.

19. On December 3, and 11, 1995, Lopez performed maintenance on the Beech 1900, N170GL, and approved it for return to service 1 occasion for which he was not trained and authorized to do.

Paragraph 20 - reserved

21. From October 28, 1995, through December 12, 1995, Lang performed maintenance on the EMB-120, N128AM, and approved it for return to service on approximately 19 occasions for which he was not trained and authorized to do.

22. From November 5, 1995, through November 30, 1995, Lang performed maintenance on the EMB-120, N129AM, and approved it for return service on approximately 21 occasions for which he was not trained and authorized to do.

23. From November 1, 1995, through November 12, 1995, Lang performed maintenance on the Beech 1900, N169GL, and approved it for return to service on approximately 10 occasions for which he was not trained and authorized to do.

24. From October 29, 1995, through December 6, 1995, Lang performed maintenance on the Beech 1900, N170GL, and approved it for return to service on approximately 18 occasions for which he was not trained and authorized to do.

25. On December 8, 1995, Lang performed maintenance on the Beech 1900, N55782, and approved it for return to service approximately 3 times for which he was not trained and authorized to do.

27. From November 27, 1995, through December 10, 1995, Meyer performed maintenance on the EMB-120, N128AM, and approved it for return to service on approximately 4 occasions for which he was not trained and authorized to do.

28. From November 26, 1995, through November 30, 1995, Meyer performed maintenance on the EMB-120, N129AM, and approved it for return to service on approximately 3 occasions for which he was not trained and authorized to do.

29. On December 6, and 10, 1995, Meyer performed maintenance on the Beech 1900, N170GL, and approved it for return to service on approximately 3 occasions for which he was not trained and authorized to do.

30. On December 3, 1995, Meyer performed maintenance on the Beech 1900, N55782, and approved it for return to service 1 occasion for which he was not trained and authorized to do.

Paragraph 31 - reserved

32. From November 9, 1995, through November 17, 1995, Underwood performed maintenance on the EMB-120, N128AM, and approved it for return to service on approximately 5 occasions for which he was not trained and authorized to do.

33. From November 14, 1995, through December 9, 1995, Underwood performed maintenance on the EMB-120, N129AM, and approved it for return to service on approximately 6 occasions for which he was not trained and authorized to do.

34. On November 14, and 20, 1995, Underwood performed maintenance on the Beech 1900, N170GL, and approved it for return to service on approximately 2 occasions for which he was not trained and authorized to do.

Paragraph 35 - reserved

36. From October 15, 1995, through December 11, 1995, Carling performed maintenance on the EMB-120, N128AM, and approved it for return to service on approximately 112 occasions for which he was not trained and authorized to do.

37. From November 5, 1995, through December 12, 1995, Carling performed maintenance on the EMB-120, N129AM, and approved it for return to service on approximately 89 occasions for which he was not trained and authorized to do.

38. GLA's Continuous Airworthiness Maintenance Program (CAMP) is contained in Volume 4 of GLA's General Operations Manual (GOM) which includes its maintenance training program. Volume 4, page 4.3.2, item 2, of the GOM requires that all maintenance must be performed by appropriately trained, and authorized GLA maintenance personnel. Volume 4, page 4.26.1 of the GOM states that maintenance training will be accomplished in accordance with GLA's Maintenance Training Manual (MTM). Chapter 5, page 01 of GLA's MTM states in relevant part that the training records must be initialed in the space provided in order for that person to be authorized to perform that specific task.

39. On December 12, 1995, it was determined and verified that there were no training records which complied with the CAMP, GOM or MTM requirements indicating that any of the RDU mechanics were trained and authorized to perform maintenance on the EMB-120 aircraft. Additionally, only Carling had training records giving him authority to perform limited maintenance on the Beech 1900 aircraft. When GLA allowed untrained, unqualified, and unauthorized personnel to perform maintenance on their fleet of aircraft at RDU it rendered those aircraft unairworthy.

40. When GLA allowed untrained, unqualified, and unauthorized personnel to perform maintenance on their fleet of aircraft at RDU it operated contrary to the requirements of its CAMP, GOM, and Operations Specifications which states in relevant part in paragraph D72, item a, that GLA will maintain its aircraft in accordance with its CAMP.

41. On September 30, 1995, Jason Green, a GLA certificated mechanic based at Williston, North Dakota, was temporarily based at GLA's RDU sub base. On that date he performed a required inspection in accordance with the RII checklist #2 following the installation of the right elevator on the Beech 1900, N169GL.

42. On October 7, 1995, Green performed the required inspections in accordance with the RII checklist #2 following the installation of the left and right elevator on the Beech 1900, N170GL.

43. A review of Green's training file by FAA personnel at SPW on December 19, 1995, disclosed a copy of his RII Authorization Card signed by Lester Hicks dated April 21, 1995. The authorization card was for the Beech 1900 aircraft but it did not grant RII authority for installation of primary flight controls which is a RII task 2. The authorization card also indicated that Green was not RII qualified for installation of primary flight controls for the Beech 1900 aircraft.

44. Green performed the RII inspection on the two Beech 1900 aircraft, N169GL and N170GL, when he was not trained or authorized to perform the inspections.

45. Maintenance was performed on Beech 1900, N169GL, by unauthorized GLA personnel, i.e., Richard Lopez, on approximately 4 occasions from November 3, 1995, through November 16, 1995, and by Douglas Lang on approximately 10 occasions from November 1, 1995, through November 12, 1995.

46. When GLA allowed unqualified personnel to perform maintenance on Beech 1900, N169GL, at RDU it rendered that aircraft unairworthy.

47. GLA operated N169GL in an unairworthy condition in excess of approximately 500 flights from October 1, 1995, through December 21, 1995.

48. Maintenance was performed on Beech 1900, N170GL, by unauthorized GLA maintenance personnel, i.e., Richard Lopez, on approximately 14 occasions from October 27, 1995, through December 12, 1995, by Douglas Lang on approximately 18 occasions from October 29, 1995, through December 6, 1995, by Tim Meyer on approximately 3 occasions from December 6, 1995, through December 10, 1995, and Keith Underwood on approximately 2 occasions, November 14 and 20, 1995.

49. When GLA allowed unqualified personnel to perform maintenance on Beech 1900, N170GL, at RDU it rendered that aircraft unairworthy.

50. GLA operated N170GL in an unairworthy condition in excess of approximately 475 flights from October 9, 1995, through December 21, 1995.

51. Maintenance was performed on Beech 1900, N55782, by unauthorized GLA maintenance personnel, i.e., by Lopez on approximately 2 occasions, December 3 and 11, 1995, by Lang on approximately 3 occasions on December 8, 1995, by Meyer on approximately 1 occasion on December 2, 1995.

52. When GLA allowed unqualified personnel to perform maintenance on Beech 1900, N55782, at RDU it rendered that aircraft unairworthy.

53. GLA operated N55782 in an unairworthy condition in excess of approximately 80 flights from December 3, 1995, through December 17, 1995.

54. Maintenance was performed on EMB-120, N128AM, by unauthorized GLA maintenance personnel, i.e., by Lopez, on approximately 25 occasions, from October 26, 1995, through December 12, 1995, by Lang on approximately 19 occasions, from October 28, 1995, through December 11, 1995, by Meyer on approximately 4 occasions, from November 27, 1995, through December 10, 1995, by Underwood on approximately 5 occasions, from November 9, 1995, through November 17, 1995, and by Carling on approximately 112 occasions, from October 15, 1995, through December 11, 1995.

55. When GLA allowed unqualified personnel to perform maintenance on EMB-120, N128AM, at RDU it rendered that aircraft unairworthy.

56. GLA operated N128AM in an unairworthy condition in excess of approximately 400 flights from October 15, 1995, through December 18, 1995.

57. Maintenance was performed on EMB-120, N129AM, by unauthorized GLA maintenance personnel, i.e., by Lopez on approximately 32 occasions, from November 5, 1995, through December 7, 1995, by Lang on approximately 21 occasions, from November 5, 1995, through November 30, 1995, by Meyer on approximately 3 occasions, from November 26, 1995, through November 30, 1995, by Underwood on approximately 6 occasions, from November 14, 1995, through December 9, 1995, and by Carling on approximately 89 occasions, from November 5, 1995, through December 12, 1995.

58. When GLA allowed unqualified personnel to perform maintenance on EMB-120, N129AM, at RDU it rendered that aircraft unairworthy.

59. GLA operated N128AM in an unairworthy condition in excess of approximately 220 flights from November 5, 1995, through December 22, 1995.

60. When GLA did not have an adequately staffed organization at RDU and allowed untrained, unqualified, and unauthorized maintenance personnel to perform maintenance on their fleet of aircraft, it rendered the aircraft unairworthy resulting in the operation such aircraft by GLA in over 1,675 flights.

61. Based on the foregoing facts and circumstances, relative to Docket Number 96CE010020, GLA is alleged to have violated the following sections of the Federal Aviation Regulations:

    a) 135.5, which states in relevant part that no person may operate an aircraft in violation of an air taxi/commercial operator operating certificate and appropriate operations specifications.

    b) 135.21(a), which states in relevant part that the manual prepared by a certificate holder setting forth the certificate holder's procedures and policies must be used by the certificate holder's flight, ground and maintenance personnel in conducting the certificate holder's operations.

    c) 135.25(a)(2), which states in relevant part that no certificate holder may operate an aircraft unless that aircraft is in an airworthy condition.

    d) 135.423(a), which states in relevant part that each certificate holder that performs any of its maintenance, preventive maintenance, or alterations, must have an organization adequate to perform the work.

    e) 135.429(a), which states in relevant part that no person may use any person to perform required inspections unless the person performing the inspections is appropriately certificated, properly trained, qualified, and authorized to do so.



                                DOCKET NO. 97NM030061

1. On or about March 28, 1997, the FAA performed a ramp inspection on civil aircraft N122GL, a Beechcraft 1900C aircraft utilized by GLA in air transportation.

2. The inspection in question revealed that the aircraft was not in an airworthy condition in that the areas in and around both main landing gear wheel wells had numerous loose and missing fasteners, worn and cracked skin, worn hinges and actuaring linkage. These discrepancies were immediately brought to GLA's attention.

3. Following the inspection and notification in question, and following coordination by GLA's maintenance personnel with its Director of Maintenance, the aircraft was returned to service without GLA making a maintenance record of the inspection or taking appropriate action to correct the Airworthiness deficiencies. Thereafter, the aircraft was operated on two flights in air transportation prior to the making of the appropriate maintenance entry and performance of the required maintenance.

4. Based on the foregoing facts and circumstances, relative to Docket Number 97NM030061, GLA is alleged to have violated the following Federal Aviation
    Regulations:

    a. Section 121.153(a)(2) in that it operated an airplane when it was not in an airworthy condition.

    b. Section 43.9(b), in that it failed to make the required maintenance record entry following maintenance on said aircraft.

                                DOCKET NO. 97NM030062

1. On or about March 28, 1997, FAA inspectors conducted a ramp inspection of civil aircraft N89UE, a Beechcraft Model 1900C aircraft utilized by GLA in air transportation. During the ramp inspection it was observed that the aft inboard panel was loose and the mounting frame broken on the right nacelle. Thereafter GLA removed the broken frame to evaluate its condition for repair or replacement.

2. Following removal of the broken frame, the mechanic was directed by GLA's maintenance control facility, a company management function, to put the broken frame back on the aircraft and that the pilot would "write it up" when the aircraft returned to Spencer, Iowa.

3. Thereafter, the mechanic replaced the broken frame and GLA returned the airplane to service and operated it in flights in air transportation at a time when it was not in an airworthy condition.

4. No maintenance record was made of the inspection, removal, or reinstallation in question prior to return to service of the aircraft.

5. Based on the foregoing facts and circumstances, relative to DOCKET NUMBER 97NM030062, GLA is alleged to have violated the following Federal Aviation
    Regulations:

    a. Section 43.13(b) in that it failed to assure that the maintenance in question was performed in such a manner that the condition of the airplane worked on was at least equal to its original or properly altered condition.

    b. Section 43.9(b), in that it failed to make the required maintenance record entry following maintenance on said aircraft.

    c. Section 121.53(a)(2) in that it operated an airplane when it was not in an airworthy condition.


                                DOCKET NO. 97CE010037

1. On April 29, 1997, FAA inspectors conducted a ramp inspection of GLA's aircraft in Chicago, Illinois, on Civil Aircraft N267UE, an Embraer Model EMB-120.

2. GLA employee Jason Edwards was observed conducting maintenance on the aircraft's left propeller.

3. Edwards removed the left propeller spinner, reconnected a de-ice boot electrical lead, and reinstalled the spinner.

4. Edwards failed to record the required maintenance and N267UE was returned to revenue service without the appropriate approval for return to service.

5. Based on the foregoing facts and circumstances, GLA is alleged to have violated the following Federal Aviation Regulations:

    a. Section 119.5, in that the procedures for maintenance recording in the certificate holder's maintenance manual were not followed which is contrary to the certificate holder's Operations Specifications.

    b. 121.363(a)(2), in that the performance of the maintenance is to be accomplished in accordance with the certificate holder's manual which requires recording of the maintenance performed and approval for return to service.

    c. 121.709(a), in that the aircraft was operated after maintenance without an appropriate entry in the aircraft's log and the entry was not prepared in accordance with the procedures set forth in the certificate holder's manual.

    d. Section 43.9(b), in that the certificate holder failed to make the required maintenance record entry following maintenance on an aircraft operated in accordance with the applicable provisions of Part 121.

                                DOCKET NO. 97CEO10038
                                ---------------------

1. On April 29, 1997, through April 30, 1997, FAA airworthiness inspectors conducted an in-depth ramp inspection on GLA's aircraft at Raleigh-Durham Airport (RDU). The fleet, consisted of Beechcraft Models BE-1900C and BE-1900D. All ten (10) aircraft based at RDU were inspected. The ramp inspections were generally limited to external visual evaluations and were not reflective of an aircraft's total state of being as it relates to its airworthiness.

2. Based on the foregoing inspection, FAA personnel found the following discrepancies nearly all of which were easily detectable and suggested a prolonged existence of deficiencies as well as poor maintenance practices:

    a)   N130UE, BE-1900C Hobbs 1109.5

         1.   Left hand engine ice door hinge was worn excessively.
         2.   Right hand engine ice door hinge was worn excessively.
         3. Left hand wheel well stringer aft of the w/w splash guard was broken off on the lower end.
         4. Right hand wheel well splash guard was missing several screw's and was cracked on the bottom side where it should attach to the stringer aft of the splash guard.
         5.   Seat 3A had a hole in the wall above the oxygen mask door.
         6.   Wrong business name placard.

    b)   N204GL, BE-1900D

         1.   Right hand wing root I/B fairing panel had a screw coming loose.
         2.   Left hand wing root L/E panel had a screw backing out.
         3.   Wrong business name placard.

    c)   N152GL, BE-1900C Hobbs 1314.2

         1.   Right hand de-ice boot O/B of the Nacelle was deteriorating.
         2. Left hand gear door cam latches left and right were worn where the roller on the MLG comes in contact.
         3. Right hand engine inlet was cracked on the inside of the inlet O/B and I/B below the ice door hinge.
         4. Cabin door hinge on the airframe side had several loose rivets on the top row.
         5.   Wrong business name placard.
         6.   Loose screws right hand wing root fairing.

    d)   N152GL, BE-1900C Hobbs 1320.5

         1.   Airworthiness certificate worn.
         2.   Left hand engine inlet ice door hinge wearing.

    e)   N166GL, BE-1900C Hobbs 685.8

         1.   Left hand landing gear door cam latches left and right worn.
         2. Right hand landing gear door cam latch O/B side worn approximately 1/4 of the way through the latch.
         3. Right hand engine upper forward cowl latches not placarded and properly marked.
         4.   Right hand wing root fairing panel screw backing out.
         5.   Right hand prop lead hanging out of spinner.
         6.   Captain's shoulder harness frayed.
         7.   Cabin door hinges worn.
         8.   Screws missing and loose on the spar ramp.

    f)   N167GL, BE-1900C Hobbs 636.4

         1.   Wrong business name placard.
         2.   Left hand wing boot O/B of the Nacelle was missing a boot patch.
         4.   Loose screws on the spar ramp.
         5.   Missing bolt on the right MLG brake line bracket.
         6. Paint peeling off aircraft in numerous places. Appears to be no primer under the paint.

    g)   N168GL, BE-1900C

         1. Right hand wheel well splash guard has one screw head pulled through.
         2.   L/E of vertical had no paint.  All peeled off.
         3.   Left hand gear door hinges worn.
         4. Left hand engine ice door hinge O/B side had one hinge pin loop worn through.

    h)   N169GL, BE-1900D Hobbs 122.5

         1.   Left hand stabilon static wick tip was broken off.

    i)   N202ZK, BE-1900D Hobbs 2212.6

         1.   Left hand prop had one de-ice boot coming loose from the blade.

    j)   N202ZK, BE-1900D Hobbs 2219.0

         1.   Left hand prop had one de-ice boot coming loose.

    k)   N170GL, BE-1900D Hobbs 155.2

         1.   Right hand engine oil cooler scoop panel O/3 side had a screw that had been drilled for extraction; but was left in.
         2.   Avionics vent cover in the nose W/w was missing two screws.
         3.   Missing screws on anti-skid control covering panel in the nose
              W/W.
         4. Left hand wheel well splash guard had a 6" or more crack that had been stop drilled and crack was starting from stop drill hole.

3. Incident to the foregoing ramp inspection, the listed aircraft were found to be in an unairworthy condition as a result of the noted discrepancies at a time when the subject aircraft were being utilized by GLA in air transportation.

4. Based on the foregoing facts and circumstances, relative to Docket Number 97CEO10038, GLA is alleged to have violated Section 91.7(a) of the Federal Aviation Regulations which states that no person may operate a civil aircraft unless it is in an airworthy condition.

                                DOCKET NO. 97CEO10039
                                ---------------------

1. On April 29, 1997, through April 30, 1997, FAA airworthiness inspectors conducted an in-depth ramp inspection on GLA's aircraft at Chicago Airport
    (ORD). The fleet consisted of Embraer Models EMB-120-ER and EMB-120-RT as well as Beechcraft Model BE-1900C and BE-1900D. A total of twenty eight
    (28) aircraft were inspected. The ramp inspections were generally limited to external visual evaluations and were not reflective of an aircraft's total state of being as it relates to its airworthiness.

2. Based on the foregoing inspection, FAA personnel found the following discrepancies nearly all of which were easily detectable and suggested a prolonged existence of deficiencies:

    a)   9UX, EMB-120ER

         1.   Seats 3C and 6C - Seat belts not safetied.
         2.   Nose taxi light cracked.

    b)   N89UE, BE-12900C

         1.   Crew could not produce oxygen mask microphone exemption.
         2.   Seat flotation placards missing on seats 5C, 9A, and 9C.
         3.   De-ice boot patch coming loose on left wing.

    c)   N267UE, EMB-120ER

         1. The logbook entries on log #001235 indicated that the left propeller was removed to have its seal replaced. A log entry also indicated that the left prop de-ice was inoperative.
         2.   Nose taxi light cracked.
         3.   Oil leak in right main gear wheel well.
         4. A GLA aircraft mechanic was observed performing maintenance to the left propeller. He removed the left propeller spinner, reconnected a de-ice electrical boot lead, and reinstalled the spinner. The aircraft was released for revenue service without the maintenance having been recorded as required. As of 4/30/97 no maintenance record entry had been made for this maintenance.

    d)   N86UE, BE-1900C

         1. Right propeller had one prop de-ice boot separated from the blade approximately 2-1/21 inch in length.
         2.   Right wing boot was loose in the vicinity inboard of the fence.
         3. The right outboard gear door excessively loose because of numerous loose and working rivets.

    e)   N101UE, BE-1900C

         1. The inside cabin door placard on how to open the door was not legible.
         2.   Seat 2C safety belt was missing the safety.
         3. A 3/4 inch in length crack was found in the weld on the outboard edge of left air inlet heated duct.

    f)   N451UE, EMB-120RT

         1. Hydraulic leak on right side of fuselage at hydraulic servicing port.
         2.   Loose repair patches on the right engine inlet de-ice boot.

    g)   N98GL, BE-1900C

         1.   Hydraulic leak on left wing ACM panel.
         2.   ACM louver cracked out and rivets pulled through assembly.
         3.   6 inch long crack in the cabin door lower aft inboard side.
         4.   Crack in the left lower wheel well fender.
         5. Damage to the left outboard horizontal stabilizer end cap was repaired with silver foil tape.

    h)   N100UX, BE-1900D

         1.   Cracked wheel well fender in the right wheel well.

    i)   N141UE, BE-1900C

         1.   Left main gear wheel well fender cracked on lower side.
         2.   All cam actuating slots worn on main gear doors.

    j)   N122GL, BE-1900C

         1.   Left outboard forward engine cowl latch not locking.
         2. Silver foil tape placed over captain's side window where seal was displaced.

    k)   N293UX, EMB-120ER

         1. Right outboard forward main gear door hinge worn from contact with steel hydraulic line. Damage was approximately 1/8 inch deep.
         2.   Oil residue on the left main landing gear.
         3. GLA maintenance was advised of these discrepancies. However discrepancies were not recorded on maintenance log.

    l)   N128AM, EMB-120RT

         1. Large indentation to right hand engine air inlet cover plate (7 inch radius).
         2.   Left brake fluid line outboard swivel joints leaking.

    m)   N297AM, EMB-120ER

         1.   Significant oil leak in the right wheel well.

    n)   N122GL, BE-1900C (Repeat inspection)

         1. A re-check of the corrective action on the cowling latch by FAA inspector disclosed that the problem was not corrected.

    o)   N96UE, BE-1900C

         1.   Loose repair patch on right wing de-ice boot.
         2. Repair patches deteriorating and loose on the right stabilon de-ice boot.
         3.   Four fasteners missing from the inside cargo door fairing.

    p)   N541UE, EMB-120RT (Repeat-inspection)

         1.   Right engine exhaust tube excessively loose.

    q)   N101UE, BE1900C (Repeat inspection)

         1.   Crack in the right center wheel well fender panel.
         2. Required daily inspection on cracked left engine hot air inlet lip was not performed.

    r)   N86UE, BE-1900C (Repeat inspection)

         1. Right hand outboard landing gear cam actuating slot worn beyond limits.
         2. Crack in the right landing gear wheel well fender panel on the lower side.
         3. Only one rivet was replaced in the right landing gear outboard door. Many rivets are still excessively loose.

    s)   N89UE, BE-1900C (Repeat inspection)

         1. Right hand wheel well fender panel lower mid-section cracked and screw missing.

    t)   N105GL, BE-1900C - This aircraft was taken out of revenue flight.

         1. Left hand and right hand landing gear cam actuating slots excessively worn.
         2. Right hand inboard landing gear door leading edge had excessive wear damage. Corresponding wheel well fender well had excessive wear and crack damage.
         3. Right hand engine inboard cowling exhibited a 3 inch in diameter scorched area.

    u)   N174GL BE-1900C

         1.   Right and left landing gear cam actuating slots worn excessively.
         2.   Seat GA had flotation placard missing.
         3. Emergency pull ring missing from the baggage door inside latch pin.
         4.   Several patches coming loose on the left wing de-ice boot.
         5.   Excessive debonding of one de-ice boot on the left propeller.
         6. Rivets pulled through cowling on inboard side of right engine cowling.
         7.   Stiffener in upper right hand wheel well cracked.
         8. Entire length of cabin entrance door hinge attachment to fuselage was found to be itself loose.

    v)   N10860, BE-1900D

         1. Right outboard main landing gear grease seal displaced from bearing housing.

    w) Main landing gear wheel well lower engine fire walls were found to be bent aft on the majority of BE-1900 aircraft.

3. Incident to the foregoing ramp inspection, the listed aircraft were found to be in an unairworthy condition as a result of the noted discrepancies at a time when the subject aircraft were being utilized by GLA in air transportation.

4. Based on the foregoing facts and circumstances, relative to Docket Number 97CE010039, GLA is alleged to have violated the following Federal Aviation
    Regulations:

    a. Section 121.153(a)(2) which states that no person may operate a civil aircraft unless it is in an airworthy condition.

    b. Section 43.9(a), in that GLA returned to service an aircraft following performance of maintenance without making the appropriate entry in the aircraft's maintenance records.

                                DOCKET NO. 97CE010040
                                ---------------------

1. On April 29, 1997, through April 30, 1997, FAA airworthiness inspectors conducted an in-depth ramp inspection on GLA's aircraft at Denver Airport
    (DEN). The fleet consisted of Embraer Models EMB-120-ER and EMB-120-RT as well as Beechcraft Model BE-1900C and BE-1900D. A total of twenty four
    (24) aircraft were inspected. The ramp inspections were generally limited to external visual evaluations and were not reflective of an aircraft's total state of being as it relates to its airworthiness.

2. Based on the foregoing inspection, FAA personnel found the following discrepancies nearly all of which were easily detectable and suggested a prolonged existence of deficiencies:

    a)   N452UE, EMB-120ER S/N 120-096

         1. Left propeller had one de-ice boot electric lead wrapped with electrical tape which was coming loose.
         2. Panel on bottom of fuselage adjacent to the right inboard flap had numerous screws missing and loose.

         3.   Left inboard leading edge screws loose.
         4. Left and right inboard flap track bonding shoes missing or hung up (not contacting track)
         5.   Cargo compartment light lens broken.

    b)   N129AM, EMB-120RT S/N 120-119

         1.   Left aft gear door hinge attach bracket broken and loose.
         2.   Entrance brim strip loose screws allowing trim to stick up.
         3.   Left exhaust cracked.
         4.   Right pack stainless louver cracked.

    c)   N262GL, BE-1900 S/N UE362

         1.   Two Duz fasteners on spar ramp loose.
         2.   Right aft emergency exit placard missing (interior).
         3.   Fuel tank vents partially Obstructed by tape.

    d)   N210UX.  BE-1900 S/N UE210

         1. Left propeller de-ice boot separated approximately 8 inches x 1 inch on both sides of the blade.
         2.   Condenser blower motor 1 each vane missing and tube cracked.

    e)   N138GL, BE-1900C S/N UC138

         1. Nose gear drag link yoke not properly shimmed on left side causing it to chafe.
         2.   Right surface de-ice boot patch coming loose and wrinkled.
         3. Nose steering disconnect actuator not properly shimmed at top attach point.
         4.   Left engine inboard aft nacelle bracket loose or broken.
         5.   Left emergency exit (interior) placard missing.
         6.   Spar ramp Duz fastener loose and missing.
         7.   Right engine FCU drain lines not connected.
         8.   Condenser blower motor (at least two) vanes missing.
         9.   Aft gear Nacelle channel worn through by gear doors.
         10.  Left gear door cams worn.
         11.  Right prop spinner worn at all four blade openings.
         12.  Right engine upper inertial door loose/worn hinges.
         13.  Left wing fuel quick drain safety wire broken.
         14.  Forward lower firewall at both gear wells deformed and bent.

    e)   N211UX, BE1900D S/N UE211

         1. Condenser blower motor-one vane missing, tube cracked with a chunk missing.
         2.   Right cowling aft inboard latch placard missing.
         3.   Left starter generator boiling duct not attached.
         4.   Left wing stall strip loose.

    f)   N295UX, EMB-120ER S/N 120-295

         1.   Left exhaust cracked at old weld.
         2.   Right engine/prop streaking oil over cowling.
         3.   Left engine/prop streaking oil over cowling.
         4.   Right gear aft area leaking hydraulic fluid.
         5. The hydraulic leak at the rear of the right gear was still leaking as bad or worse than the previous day

    g)   NI71GL. BE-1900C S/N UC171

         1.   Cams worn on gear doors.
         2.   Left outboard gear door linkage appears to be out of adjustment.
         3.   Forward lower firewall at both gear wells deformed and bent.

    h)   N92UX. EMB-120ER S/N 120-292

         1.   Left inboard flap bonding shoe broken.
         2. Belly panel at rear of right side wing has loose and missing screws.
         3. Nose wheel axle safety pin retainer not in correct position on both axle nuts.
         4. Left inboard flap bonding shoe out of place possibly hanging up on attach bolts.

    i)   N208. BE-1900D S/N UE200

              1. Engine oil coolers attachment bolts missing from both sides on each engine
              2.   Left prop had a de-ice boot separating.

    j)   N281UE. EMB-120RT   S/N 120-092

         1. Left aft gear door hinge arm extremely loose. Bushing worn hardware worn, arm worn.
         2.   Right exhaust cracked on both sides.
         3. Nose gear lights appear to be flood lamps on both sides; the right should be a spot light.

    k)   N97UX. BE-1900D   S/N UE97

         1. All three emergency exit (interior) placards missing (Push seat backs to clear exit)

    l)   N94UX. BE-1900D S/N UE94

         1. Right gear aft opening support angle catching bolt on gear strut causing the angle to be torn, cracked, and deformed. Also angle worn through by gear door chaffing.
         2.   Forward lower firewall right gear deformed and bent.
         3.   Left strake reinforcement - one rivet head popped.
         4.   All four gear doors loose.  All four cams worn.
         5.   Left wing surface de-ice boot patch coming loose.
         6.   Both engine oil coolers missing attaching hardware (bolts).

    m)   N96UX. BE-1900D S/N UE96

         1.   Left prop blade de-ice boot separation.
         2. Left engine oil cooler missing attaching hardware (two or three bolts and a nut plate).
         3.   Wing surface de-ice boot patches loose.
         4.   Emergency exit placard missing at 3C.

    n)   N297UX. EMB-120ER  S/N 120-297

         1.   Left tail pipe cracked outboard side.

3. Incident to the foregoing ramp inspection, the listed aircraft were found to be in an unairworthy condition as a result of the noted discrepancies at a time when the subject aircraft were being utilized by GLA in air transportation.

4. Based on the foregoing facts and circumstances, relative to Docket Number 97CE010040, GLA is alleged to have violated Section 121.53(a)(2) of the Federal Aviation Regulations in that it operated an aircraft when it was not in an airworthy condition.

                                DOCKET NO.  97CE010041

1. On or about May 15, 1997, the FAA conducted an inspection of GLA's maintenance base at Fargo, North Dakota.

2. During the course of the inspection, the inspectors observed GLA employees Frank Hammers, Tim McGuire and David Sahl performing maintenance consisting of replacing the aircraft nacelle flaps on civil aircraft N281UE, an Embrear Model EMB-120RT aircraft utilized by GLA in air transportation.

3. The maintenance in question was not properly performed in that worn bolts were used to install the flaps.

3. Following the maintenance in question, David Sahl made a maintenance entry authorizing return to service of civil aircraft N281UE. David Sahl was not, at the time he made the entry, qualified to authorize return to service of EMB-120RT aircraft in that he had not completed the required training under GLA's maintenance program.

4.  Installation of the aircraft nacelle flaps is a required inspection item
    (RII). Frank Hammers performed the RII inspection notwithstanding the fact that he also performed the maintenance.

5. During the course of the inspection in question, the inspectors reviewed the training records for all mechanics employed at the maintenance base. Based upon that inspection, they determined that 9 of 12 mechanics employed at the base and regularly performing maintenance on EMB-120 model airplanes had not received required training under GLA's training program.

6. Based on the foregoing facts and circumstances, relative to Docket Number 97CE010041, GLA is alleged to have violated the following Federal Aviation
    Regulations:

    a. Section 43.13 in that it failed to use materials of such a quality that the condition of the airplane was at least equal to its original or properly altered condition in that worn bolts were used to install the nacelle flaps.

    b. Section 121.371, in that the company utilized a person to inspect a required inspection team who had performed maintenance on the item inspected.

    c. Section 121.367 in that the company failed at all times to have an inspection program and a program covering other maintenance, preventive maintenance, and alternations that ensures that competent personnel and adequate facilities and equipment are provided for the proper performance of maintenance, preventive maintenance and alternations and that each aircraft released to service is airworthy and has been properly maintained for operation under Part 121.

                                DOCKET NO. 97CE010042

1. On or about April 29, 1997, Charles K. Caudill, a GLA employee at GLA's sub base at Raleigh-Durham International Airport, NC (RDU), performed maintenance on civil aircraft N167GL, a Beechcraft Model 1900C aircraft utilized by GLA in air transportation.

2. The maintenance is question consisted of adjustment of the primary engine controls.

3. Following the maintenance in question Caudill approved subject aircraft for return to service.

4. Caudill was not qualified to perform the maintenance or return the aircraft to service following maintenance as he was not trained to perform engine rigging.

5. GLA operated N167GL on approximately 10 flights in air transportation after the maintenance in question prior to the primary engine controls being rigged and the aircraft returned to service by a properly trained mechanic.

6. Based on the foregoing facts and circumstances, relative to Docket Number 97CE010042, GLA is alleged to have violated Section 121.367 of the Federal Aviation Regulations in that it that it failed to assure that competent personnel and adequate facilities and equipment are provided for the proper performance of maintenance, preventive maintenance, and alternations and that each aircraft released to service is airworthy and has been properly maintained for operation under Part 121 and Section 121.53(a)(2) in that it operated an aircraft when it was not in an airworthy condition.


                                DOCKET NO. 97CE010043

1. On or about April 30, 1997, FAA inspectors determined that the aft hinge arm of the left O/B main landing gear door on Civil Aircraft N281UE, an Embraer Model EMB-120, had been removed and replaced by GLA's line maintenance personnel in Denver, Colorado.

2. On May 6, 1997, FAA personnel reviewed GLA's maintenance manual for the EMB-120 concerning removal and installation of the gear door control rod, which was accomplished by GLA's line maintenance personnel to facilitate the removal and installation of the hinge arm. The manual requires that an operational check of the landing gear be performed.

3. On May 7, 1997, FAA personnel reviewed all maintenance records for N281UE. Based upon that records review it was determined that the required operational check had not been performed. GLA personnel were advised accordingly.

4. On May 9, 1997, FAA personnel determined that the required operational check had still not been performed on N281UE.

5. Based on the foregoing, relative to Docket Number 97CE010043, GLA is alleged to have violated Section 43.13(b), in that GLA failed to do the noted maintenance work in such a manner so as to ensure that the condition of the aircraft's landing gear was at least equal to its original condition.

                             DOCKET NO. 97CE010044

1. On May 2, 1997, FAA personnel checked the GLA's flight crew records in Spencer, Iowa.

2. Based upon that review FAA personnel determined that two (2) First Officers, Thomas J. Day and Robert L. Cox, had not completed all the required flight training events outlined in GLA's training program.

3. The training records demonstrated that both pilots had been trained in the second-in-command initial curriculum, but had not been trained on the Localizer/Back Course approach event required by GLA's approved training program.

4. Subsequent investigation by FAA personnel revealed six (6) additional second-in-command and two pilot-in-command pilots trained between May 25, 1996, and December 3, 1996, had likewise not been trained on the Localizer/Back Course approach event required by GLA's approved training program.

5. The above noted GLA pilots subsequently served at required crewmembers in FAR Part 135 revenue operations.

6. Based on the foregoing facts and circumstances, GLA is alleged to have violated Section 135.343 in that the certificate holder used, in revenue service, crewmembers that had not completed the appropriate training as required by the certificate holder's FAA approved training manual.

                             DOCKET NO. 97CE010045

1. On May 12, 1997, through May 13, 1997, FAA airworthiness inspectors conducted ramp inspection on GLA's aircraft at Denver Airport (DEN). The fleet consisted of Embraer Models EMB-120-ER and EMB-120-RT as well as Beechcraft Model BE-1900C and BE-1900D. A total of fifteen (15) aircraft were inspected. The ramp inspections were generally limited to external visual evaluations and were not reflective of an aircraft's total state of being as it relates to its airworthiness.

2. One aircraft had a repeat inspection to verify corrective maintenance actions from earlier findings.

3. Based on the foregoing inspection, FAA personnel found the following discrepancies nearly all of which were easily detectable and suggested a prolonged existence of deficiencies:

    a)   N295UX EMB-120ER

         1. Cabin aisle floor across from seat row 6 had an unexplainable 1 fixture in the form of a hole that is projecting through the carpet.
         2.   Numerous seat belts not safetied.
         3.   Right propeller de-ice boot delaminated.
         4.   Left propeller de-ice boot delaminated.
         5.   The right engine exhaust stack excessively loose.

    b)   N89UE BE-1900C

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         1.   The seat belt placards were missing from seats 2A and 3C.
         2.   The right propeller had one de-ice boot debonded.
         3.   Numerous loose fasteners in right wheel well.
         4.   The right wing navigation light lens broken.

    c)   N299UX EMB-120ER

         1. All bulkhead rivets on left propeller spinner excessively loose.
         2.   Loose and missing rivets on right propeller spinner bulkhead.
         3.   Right nose wheel safety improperly installed.

    d)   N210UX BE-1900D

         1.   The right propeller had three de-ice boots debonded.
         2. The right engine upper inertial ice vane door hinge excessively loose.
         3. The right outboard flap inboard top side had several loose rivets on the second and third rib.
         4. The left outboard flap inboard top side has several loose rivets on the second and third rib.

    e)   N208GL BE-1900D

         1. Loose and missing screws on the right wing leading edge panel inboard side.

    f)   N195GL BE-1900C

         1.   The left wheel well fender cracked and a piece was broken out.
         2. The left outboard wheel well door cam and adjustment block were worn.
         3.   The right wing navigation light lens was cracked.
         4. The right wing inboard de-ice boot was debonded on the outboard side.

    g)   N96UX BE-1900D

         1.   Left engine inertial ice door hinge excessively loose.
         2.   Right engine inertial ice door hinge excessively loose.
         3. The right wing outboard de-ice boot was debonded in an area of approximately 9 inches by 4 inches.
         4. The nose wheel steering disconnect actuator was not shimmed and had excessive play.

    h)   N101UX BE-1900D

         1.   Right propeller had three de-ice boots debonded.
         2. Right propeller had two blade tips which were eroded through the green epoxy into the brown composite material.

    i)   N510UE BE-1900C

         1.   Fire loop bracket not attached to right engine.
         2.   Left wheel well fender cracked.
         3.   Both wheel well door actuating cams worn in the left wheel well.
         4. A Beech 1900D model taxi light wire bracket was placed on the nose gear, which was chaffing the wire.

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         5.   The right engine aft inboard generator mounting panel was loose.
              The mounting panel bracket was cracked through a previous repair.
         6.   Emergency exit placard missing on the right forward exit hatch.
         7.   Nose gear retraction bolt installed backwards.

    j)   N118UX, BE-1900D

         1.   Right and left wheel well fender cracked.
         2.   Right engine had a fire loop clamp broken on outboard side.
         3.   Left propeller had four de-ice boots debonded.
         4.   Right propeller had two de-ice boots debonded.
         5. Seat 3C was missing the placard which reads "Seat Back Upright for Take Off and Landing and Emergency Evacuation."
         6.   The first officer's shoulder harness was frayed.
         7.   Right engine inertial ice vein door hinge was loose.
         8.   Three cam locks were loose on the center aisle floor hump.

    k)   N281UE, EMB-120RT

         1.   Left nacelle flap inboard bolt and bushings were severely worn.
         2.   Right nacelle flap inboard bolt and bushings were severely worn.
         3.   Oil leak in left wheel well.
         4. The auxiliary power unit had one fire loop which was not properly secured.
         5. The placard which reads "Two thousand Dollars Fine for Smoking" was missing in the lavatory.
         6.   Cabin door bonding strap was not attached to the fuselage.

    l)   N210UX, BE-1900D (Repeat Inspection)

         1. Aircraft maintenance records on the de-ice boots deficiencies that were written up on May 12, 1997 indicate that the deficiencies were repaired at the Williston, N.D. maintenance base. Re-inspection of the aircraft indicated that a propeller de-ice boot debonding deficiency still existed.

    j)   N105GL, BE-1900C

         1.   Aft inboard nacelle generator side panel mounting frame broken.
         2.   The taxi light wire was not secured to the strut.
         3. Several screws loose and missing on the bottom right inboard wing and wrong type of screws installed i.e. round headed screws were in counter sunk holes.
         4.   Left wheel well outboard hinge attaching screws were loose.

    k)   N138GL, BE-1900C

         1. The taxi light wires secured to the nose strut with a tie wrap instead of a proper clamp.
         2. The aft inboard nacelle generator mounting frame panel broken on the left nacelle.
         3.   Improper ELT placards in the empenage.

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4.  Incident to the foregoing ramp inspection, the listed aircraft were found to be in an unairworthy condition as a result of the noted discrepancies at a time when the subject aircraft were being utilized by GLA in air transportation.

5. Based on the foregoing facts and circumstances, relative to Docket Number 97CE010045, GLA is alleged to have violated Section 121.153(a)(2) in that it operated civil aircraft when they were not in an airworthy condition.

                                DOCKET NO. 95GL910102

1. During the period from July 12, 1994 to June 10, 1995, GLA utilized 32 individuals to perform safety related functions, including pilot, flight attendant, dispatch, maintenance, and ground security coordinator functions when it did not comply with the provisions of Section 135.251(a) and Paragraph V(a)(1) and (3) of Appendix I to part 121 of the Federal
    Aviation Regulations.

2. By virtue of the foregoing facts and circumstances, relative to Docket Number 95GL910102, GLA is alleged to have violated Section 135.251(a) of the Federal Aviation Regulations, in that it utilized personnel to perform safety related functions when it had not complied with the provisions of
    Section 135.251(a) and Paragraphs V(a) and (3) of Appendix I to part 121 of the Federal Aviation Regulations.